TRADE, OTHER PAYABLES AND PROVISIONS (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021		Dec. 31, 2020
Non-current
Other payables	$ 7	$ 7	[1]	$ 8	[1]
Current
Trade payables	391	406		403
Accruals	279	205		191
Short-term provisions	30	31		30
Current financial liabilities	6	0		0
Other payables	4	5		3
Total current trade, other payables and deferred income	710	647	[1]	627	[1]
Total trade, other payables and provisions	717	654		635
Short term silicosis settlement provision	12	16		12
Current restructuring provision	$ 0	$ 7		$ 0

[1]	The tangible assets and accumulated losses and other reserve balances for 31 December 2021 and 31 December 2020 have been retrospectively restated and increased with $33m due to the initial application of the amendment to IAS 16 “Property, Plant and Equipment - Proceeds before Intended Use” on 1 January 2022. Refer to note 1.